UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 14, 2007
                                                --------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)


        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.
            ------------------------

            Six Flags, Inc. (the "Company") previously furnished, on the Form 8-K filed on February 8, 2007, its quarterly results of operations for 2005 and the first three quarters of 2006 as if the Company parks to be sold pursuant to the Securities Purchase Agreement dated as of January 10, 2007 and the parks previously classified as discontinued operations had been discontinued operations in each of the quarterly periods presented. The Company has revised this information to provide a corrected breakout of domestic and international revenue for the first three quarters of 2006 and the nine months ended September 30, 2006. A copy of the revised quarterly information is furnished herewith as
Exhibit 99.1.

            This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits

      99.1  Revised Supplemental Financial Information.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.



                                       By:   /s/ James M. Coughlin
                                          -----------------------------------
                                          Name:  James M. Coughlin
                                          Title: General Counsel


Date:  February 14, 2007

                                  EXHIBIT INDEX



                                                                 Paper (P) or
  Exhibit No.                    Description                     Electronic (E)
--------------  -----------------------------------------------  ---------------
     99.1       Revised Supplemental Financial Information.              E